Exhibit 32.01

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2011 of The Hartford Financial Services Group, Inc. (the “Company”), filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2012	/s/ Liam E. McGee
Liam E. McGee
Chairman, President and Chief Executive Officer

123